SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 24, 2003
                                                 -----------------

                               RONSON CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)

            New Jersey                   1-1031                   22-0743290
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 (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)              File Number)           Identification No.)

Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ         08875-6707
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
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                                                                    Page 2 of 17




                               RONSON CORPORATION
                                 FORM 8-K INDEX


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE               3

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                       3





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                                                                    Page 3 of 17





Item 5. Other Events and Regulation FD Disclosure

     On December 3, 2004, Ronson Corporation (the "Company"), Ronson Consumer Products Corporation("RCPC"), and Fleet Capital Corporation ("Fleet"), the Company's principal lender, amended the revolving loan and mortgage loan agreements, primarily to extend the mortgage loans to expire on December 3, 2008, from the current expiration of May 1, 2004. The agreements are attached as Exhibits 10.a)-10.d).

     The Company is a party to an employment agreement with Mr. Louis V. Aronson II dated December 21, 1978, as amended, which provides for a term expiring December 31, 2004. On November 24, 2003, the Company and Mr. Aronson entered into a new employment agreement to be effective upon the December 31, 2004 expiration of the existing agreement. The new agreement provides for a term expiring on December 31, 2007. The new agreement is attached as Exhibit 10.e).



Item 7. Financial Statements and Exhibits

        a)   Financial Statements: None.

        b)   Pro Forma Financial Information: None.

        c)   Exhibits:

     10.a) Fifth Amendment to Loan and Security Agreement dated December 3, 2003, between Ronson Consumer Products Corporation and Fleet Capital Corporation.

        b) Amended and Restated Mortgage Note dated December 3, 2003, between Ronson Consumer Products Corporation, Ronson Corporation, and Fleet Capital Corporation.

        c) Consent and Reaffirmation of Guarantor, Ronson Corporation, dated December 3, 2003.

        d) Consent and Reaffirmation of Guarantor, Ronson Aviation, Inc., dated December 3, 2003.

        e) Employment Agreement dated November 24, 2003, between Ronson Corporation and Louis V. Aronson II.


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                                                                    Page 4 of 17


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Ronson Corporation



                                                        /s/Daryl K. Holcomb
                                                        -------------------
                                                        Daryl K. Holcomb
                                                        Vice President &
                                                        Chief Financial Officer,
                                                        Controller and Treasurer
Dated:  January 6, 2004